SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


Date of Report: February 23, 1999
(Date of earliest event reported)


              Imperial Credit Commercial Mortgage Acceptance Corp.
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            (Exact name of registrant as specified in its charter)

       California                  333-61305-01                 95-4649530
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     (State or Other                (Commission              (I.R.S. Employer
     Jurisdiction of               File Number)             Identification No.)
     Incorporation)


    11601 Wilshire Boulevard, No. 2080 Los Angeles, CA           90025
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        (Address of principal executive offices)               (Zip Code)


       Registrant's telephone number, including area code: (310) 231-1280
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         (Former name or former address, if changed since last report.)



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ITEM 5.  OTHER EVENTS.

         Attached as an exhibit to this Current Report are certain materials (the "Computational Materials") furnished to the Registrant by J.P. Morgan Securities Inc. (the "Underwriter") in respect of the Registrant's proposed offering of ICCMAC Multifamily and Commercial Trust 1999-1 Collateralized Mortgage Bonds, Series 1999-1 (the "Bonds").

         The Bonds will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Bonds will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 333-61305) (the
"Registration Statement"). The Registrant hereby incorporates Computational Materials by reference in the Registration Statement.

         The Computational Materials were prepared solely by the Underwriter, and the Registrant did not prepare or participate in the preparation of the Computational Materials.

         Any statement or information contained in the Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibits

Exhibit 99  Computational Materials



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         Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                              IMPERIAL CREDIT COMMERCIAL
                                              MORTGAGE ACCEPTANCE CORP.


                                              By: /s/ Mark Karlan
                                                  ------------------------------
                                                  Name:   Mark Karlan
                                                  Title:  President

Date: March 8, 1999



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                                  Exhibit Index
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Format      Exhibit No.     Description                                    Page
------      -----------     -----------                                    ----

P           99              Computational Materials                        5